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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A



                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 31, 2000


                             DCH TECHNOLOGY, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)

                                   000-26957
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                           (Commission File Number)

               Colorado                                  84-1349374
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 (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)


                  27811 Avenue Hopkins #6, Valencia, CA 91355
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          (Address of Principal Executive Offices Including Zip Code)


      Registrant's telephone number, including area code: (661) 775-8120
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Effective May 31, 2000, Registrant terminated its relationship with its independent certified accountants, Lucas, Horsfall, Murphy & Pindroh, LLP. The termination was authorized by the Registrant's Audit Committee and approved by the Board of Directors. Lucas, Horsfall, Murphy & Pindroh, LLP was previously engaged to audit the Company's financial statements. Except for an emphasis of matter paragraph which indicated an uncertainty relating to the Company's ability to continue as a going concern, neither of the reports provided by Lucas, Horsfall, Murphy & Pindroh, LLP for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent period through May 31, 2000, there were no disagreements with the former accountants on any matter of accounting procedures, or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     Effective May 31, 2000, the Registrant's Board of Directors approved the Registrant's engagement of Moss Adams, LLP as the Registrant's new independent certified public accountants. During the Company's two most recent fiscal years and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountants regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     Moss Adams, LLP reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission.

     In accordance with the rules of the Securities and Exchange Commission, the Registrant has requested Lucas, Horsfall, Murphy & Pindroh, LLP to furnish the Registrant with a letter to the commission, which letter is filed as an Exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired:  N/A

(b)  Pro forma financial information:            N/A

(c) Exhibits. The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit Number     Description of Exhibit
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16.2(a)            Letter of Lucas, Horsfall, Murphy & Pindroh, LLP (revised)

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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DCH TECHNOLOGY, INC.

Date: June 26, 2000                         By:  /s/ David A. Walker
                                                ---------------------
                                                David A. Walker, President
                                                (Principal Accounting and
                                                Financial Officer)

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